UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01	OTHER EVENTS
Knight-Swift Transportation Holdings Inc. Issues Sustainability Report
On November 5, 2020, Knight-Swift Transportation Holdings Inc., a Delaware corporation (the "Company"), announced the release of a new report that outlines key sustainability metrics that align with the Sustainability Accounting Standards Board (SASB) framework. This report reinforces the Company's previously announced long term goal to eliminate 50% of its carbon emissions by the year 2035. The newly published report also highlights the Company's near term emission reduction goals, focus on improving driver working conditions, continued progress towards being the safest fleet in the country, and ongoing investment in workforce development.
Knight-Swift CEO Dave Jackson stated "Corporate sustainability has never been more important to us as we navigate these historic times. We are proud of the progress we have made in improving our carbon footprint and creating a safe environment for our employees. We continue to invest in technologies that reduce carbon emissions, enhance our safety performance, and improve the efficiencies of our operations. These investments coupled with our culture of high expectations and commitment to developing our people allow us to deliver results for our shareholders, customers, and the communities that we serve."
The Knight-Swift sustainability report is available on the company’s investor website at https://investor.knight-swift.com/Sustainability.
About Knight-Swift
Knight-Swift Transportation Holdings Inc. is a provider of multiple truckload transportation and logistics services using a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country's largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of truckload services to its customers while creating quality driving jobs for our driving associates and successful business opportunities for independent contractors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings Inc. Issues Sustainability Report
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The information contained in this Current Report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of our board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results, and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the last paragraph of the press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 5, 2020	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer